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                                                                    EXHIBIT 10.2

                            NAME CORRECTION AGREEMENT


         This Agreement (this "Agreement") is made and entered into as of the 1st day of October, 2001, by and among Panhandle Royalty Company, an Oklahoma corporation ("Parent), PHC, Inc., an Oklahoma corporation ("Merger Sub"), and Wood Oil Company, an Oklahoma corporation (the "Company").

                                    RECITALS:

         A. Parent, Merger Sub and the Company are parties to an Agreement and Plan of Merger dated August 9, 2001 (the "Merger Agreement").

         B. In the Merger Agreement, the name of Merger Sub was incorrectly stated as "PRC, Inc." The use of PRC, Inc. as the name of Merger Sub was erroneous and inadvertent.

         C. The parties hereto now desire to correct the name of the Merger Sub as used in the Merger Agreement and the various other documents relating thereto, including without limitation the documents listed on the List of Documents attached hereto as Exhibit A (the "Related Documents").

         In consideration of the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Parent and Merger Sub hereby represent and warrant to the Company that the correct name of Merger Sub is PHC, Inc., instead of PRC, Inc.

         2. Merger Sub hereby ratifies and confirms the Merger Agreement and the Related Documents and agrees to be bound thereby in the capacity of the party previously identified as PRC, Inc.

         3. Parent, Merger Sub and the Company hereby agree that the Merger Agreement and the Related Documents shall each be deemed amended to reflect the correction of the name of Merger Sub as described herein. Accordingly, the words "PHC, Inc." shall replace all references to the words "PRC, Inc." in the Merger Agreement and the Related Documents. As so amended, the parties hereto hereby ratify and confirm the Merger Agreement and the Related Documents.

         4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by the laws of the State of Oklahoma.


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         EXECUTED as of the date first above written.

                                         PANHANDLE ROYALTY COMPANY


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         PHC, INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         WOOD OIL COMPANY


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


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